Exhibit 99.1

Corporate Presentation May 2023

2 Disclaimer About This Presentation This investor presentation (“Presentation”) does not constitute (i) a solicitation of a proxy, consent or authorization with res pect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Priveterra, the Company, or any of their r esp ective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. Forward Looking Statements Certain statements, estimates, targets and projections in this Presentation may be considered forward - looking statements. Forwar d - looking statements generally relate to future events or involving, or future performance of, Priveterra Acquisition Corp. ("Priveterra") or AEON Biopharma, Inc. (the "Company"). For example, projections of future EBI TDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, projections of the Company’s future financial results and other metr ics , the satisfaction of closing conditions to the pending business combination between Priveterra and the Company (the "Business Combination") and the timing of the completion of the Business Combination are forward - looking st atements. In some cases, you can identify forward - looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “int end ”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and oth er factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon estimates and assumptions that, while considere d reasonable by Priveterra and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations i ncl ude, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combinatio n; (ii) the outcome of any legal proceedings that may be instituted against Priveterra, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with resp ect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Priveterra or the Company or to satisfy other conditions to closing; (iv) changes to the prop ose d structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet s toc k exchange listing standards following the consummation of the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummatio n o f the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability to identify, develop and commercialize produc t c andidates, the initiation, cost, timing, progress or results of current or planned preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including related mile sto nes, the plans, strategies and objectives of management for future operations, the beliefs and assumptions of management regarding future events, potential markets or market size, or technological developments, competiti on and advancement of research and development activities in the biopharma industry, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management an d key employees, costs related to the Business Combination, changes in applicable laws or regulations, the possibility that the Company or the combined company may be adversely affected by other economic, business, reg ulatory, and/or competitive factors; the Company’s estimates of expenses and profitability, the evolution of the markets in which the Company competes, the ability of the Company to implement its strategic initiatives and co ntinue to innovate its existing product candidates, the ability of the Company to defend its intellectual property and satisfy regulatory requirements, the impact of the COVID - 19 pandemic on the Company’s business; and (v iii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Priveterra’s final prospectus dated February 11, 2021, relating to its initial pub lic offering and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to Priveterra’s stockholders and related registration statement on Form S - 4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by Priveterra. This presentation includes preliminary financial information (or “Flash” information) for the three months ended March 31, 20 23, which is subject to completion of further financial review, and which differs from the financial information in the definitive proxy statement delivered to Priveterra's stockholders and related registration state men t on Form S - 4. Actual results may differ as a result of the completion of the Company's review adjustments and other developments that may arise between now and the time such financial information for the period is final ize d. As a result, these estimates are preliminary, may change and constitute forward - looking information and, as a result, are subject to risks and uncertainties. Neither the Company's independent registered accounting fi rm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any othe r f orm of assurance on the preliminary financial information. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Neither Priveterra nor the Company undertakes any duty to update these forward - looking statements.

Disclaimer (Cont'd)

Targets

This Presentation contains certain long-term financial targets of the Company. Neither Priveterra's nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the targets for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These targets are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying these targets are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from the targets. Accordingly, there can be no assurance that these targets are indicative of the future performance of the Company or that actual results will not differ materially from those presented. Inclusion of the targets in this Presentation should not be regarded as a representation by any person that the targets will be achieved.

Industry and Market Data

In this Presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither Priveterra nor the Company has independently verified the accuracy or completeness of any such third-party information.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but Priveterra and the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information

Priveterra has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of Priveterra's Class A common stock in connection with its solicitation of proxies for the vote by Priveterra's stockholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, Priveterra will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Priveterra's stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Priveterra and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Priveterra as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Priveterra's secretary at 300 SE 2nd Street, Suite 600, Fort Lauderdale, Florida 33301, 754-220-9229.

Participants in the Solicitation

Priveterra and its directors and executive officers may be deemed participants in the solicitation of proxies from Priveterra's stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Priveterra is contained in Priveterra's prospectus dated February 11, 2021 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC's website at www.sec.gov. To the extent such holdings of Priveterra's securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed Business Combination.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Priveterra in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination are included in the proxy statement/prospectus for the proposed Business Combination.

AEON BIOPHARMA

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4 Investment Highlights Botulinum toxin has demonstrated utility across dozens of published uses expected to be accessible to ABP - 450; accelerated and simplified commercialization timeline due to existing aesthetic BLA (separately held by Evolus) and manufacturing site approved by FDA, EMA and Health Canada Episodic migraine approval would nearly triple the current addressable patient population (Botox ® indicated for chronic migraine only); ABP - 450 Phase 2 migraine study includes chronic and episodic migraine patients with a streamlined injection protocol with potential to enhance safety and tolerability Potential to pursue traditional pharma pricing model currently not pursued by therapeutic toxin competition with a 900 kDa botulinum toxin expected to facilitate physician adoption Significant neurotoxin commercial and clinical development experience among management team translating to $124M invested in AEON since 2019 Strong Potential Episodic Migraine Market Expansion Business Model Advantage Strong Leadership & Sponsorship Market Ripe for Competition Single existing competitor for key target markets (episodic & chronic migraine); unlike in aesthetic market, ABP - 450’s therapeutic focus will compete with market leader on a product - to - product basis, not against a portfolio of products Neuro/Psych Opportunity Ongoing pre - clinical program utilizing proprietary injection paradigm in a novel part of the anatomy is designed to provide IND supporting safety and efficacy data; this innovative approach has the potential for utility across a broad Neuro/Psych portfolio (e.g., PTSD, anxiety disorders, etc.)

5 Leadership Team with Highly Relevant Industry Experience and Track Record of Success Experienced Management Team Marc Forth Chad Oh, MD Chief Executive Officer Chief Medical Officer • 25+ years of Biopharma experience • Former US Business Lead for BOTOX ® Therapeutic • 16 years at Allergan dedicated to the entire BOTOX ® franchise • 7 years at TAP Pharmaceuticals responsible for Lupron Depot (Urology, Oncology and Gynecology) • 30+ years of combined experience in academia and the pharmaceutical industry • Responsible for multiple IND, NDA, and BLA submissions • Chief, Division of Allergy and Immunology at Harbor - UCLA Medical Center • Associate Professor, Department of Pediatrics at UCLA School of Medicine • Published multiple scientific papers, books, book chapters, and abstracts, including 38 peer - reviewed original scientific papers • 10+ years of legal experience in corporate governance, mergers & acquisitions and capital markets • Associate General Counsel of Glaukos Corporation, responsible for business development activities, capital markets, corporate governance and SEC reporting • Counsel at O’Melveny & Myers • B.S. in Business Management, Brigham Young University and J.D. from the UCLA School of Law General Counsel & Corporate Secretary Alex Wilson Peter Reynolds Acting Chief Financial Officer • 25+ years of financial experience in Healthcare, Medical Device, and Aesthetic Toxins • Senior Finance roles with both Publicly Traded and Privately held companies • Significant experience in mergers, acquisitions and public offerings

6 Botulinum Toxin: The Ultimate Platform Product

7 Global Therapeutic Toxin Landscape AbbVie Inc. Merz Pharma Ipsen Group Molecular Size 900 kDa 900 kDa 150 kDa ~400 kDa 150 kDa Approved Indications 1. Blepharospasm 2. Strabismus 3. Cervical Dystonia 4. Hyperhidrosis 5. Spasticity 6. Chronic Migraine 7. Overactive Bladder 8. Neurogenic Detrusor Overactivity (adult and pediatric) None 1. Blepharospasm 2. Cervical Dystonia 3. Adult Spasticity (Upper Limb) 4. Chronic Sialorrhea 1. Cervical Dystonia 2. Spasticity None In Development 1. Atrial Fibrillation 2. Episodic Migraine 3. Essential Tremor 4. IC/BPS 1. Migraine (episodic & chronic) 2. Cervical Dystonia 3. Gastroparesis 4. Posttraumatic Stress Disorder (PTSD) Undisclosed 1. Neurogenic Detrusor Overactivity 1. Cervical Dystonia 2. Adult Spasticity (Upper Limb) FDA Approved US Share 95% 2% 2% Sources: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

8 Indication Current Phase 2020 2021 2022 2023 2024 Recent/Upcoming Milestones 1H 2H 1H 2H 1H 2H 1H 2H 1H 2H ABP - 450 Episodic Migraine 1 Phase 2 ongoing x IND accepted Oct 2020 x First patient treated Mar 2021 x Enrollment completed Dec 2022 • P2 data anticipated 2H 2023 Chronic Migraine 2 x IND accepted Oct 2020 x First patient treated Mar 2021 • P2 data anticipated 2024 Cervical Dystonia Phase 2 completed x IND accepted Sep 2020 x First patient treated Apr 2021; last patient last visit Jul 2022 x P2 data reported Sep 2022 • P3 initiation anticipated 2024 Gastroparesis Phase 2 ready x IND accepted 2022 Posttraumatic Stress Disorder Preclinical x Safety assessment ongoing ABP - 450 Indications: Pipeline in a Product 1. Episodic: <15 headache days AND 6 - 14 migraine days / month 2. Chronic: >15 headache days AND >8 migraine days / month

9 Global Therapeutic Toxin Market – 9.9% Projected Growth Through 2027 • Current indications: Organic growth in current indications driven primarily by continued investment in disease awareness and growing patient populations • New indications: Development in therapeutic specialties that do not currently have a toxin treatment option • Improved reimbursement: Favorable dynamics to facilitate coverage at current and projected pricing levels Anticipated Volume Growth Drivers $2.3B $2.7B $3.0B $3.2B $3.5B $3.8B $4.1B $4.4B 2020A 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2.7M procedures $557 ASP (US) 5.0M procedures $619 ASP (US) CGAR: 1.5% CGAR: 8.8% 9% 7% 84% EU Asia Pacific US 6% 13% 17% 28% 36% Overactive Bladder Other Cervical Dystonia Spasticity Migraine Global Therapeutic Toxin Market Share Breakdown By Geography By Indication Global Therapeutic Toxin Market Projections Source: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

10 No competitive product has therapeutic indications under separate BLA Model Allows Reimbursement Based Solely on Therapeutic Pricing *Average selling price Value to Physician Consistent, predictable reimbursement Value to Payor Potential to offer financial incentives • Original BLA expected to allow AEON’s ASP* to be unencumbered by pricing pressures from aesthetic indications that hamper the competition’s reimbursement structure • Physicians to receive consistent and favorable reimbursement from payors • Flexibility to provide targeted economic incentives to payors and/or providers that competition cannot

(episodic and chronic prophylaxis) Migraine

Migraine Market Resurgence From New Players is Benefitting Toxins

Accelerating Migraine Market

New CGRPs are rapidly expanding the market driven by new product launches and promotional investment

Migraine affects ~40M people in the United States & ~1B people worldwide every year, making it the third most prevalent illness in the world [1]

Chronic Migraine

- 15+ headache days/month
- ~4.0M patients ($11.2B market)[2]

Episodic Migraine

- 6-14 headache days/month
- ~9.4M patients ($18.5B market)[3]

Toxins are Faring Well Despite Competition

- Botox® in chronic migraine returned to double digit growth after a brief flat period due to CGRP launches and COVID challenges
- Botox® only has a claim for chronic migraine vs. CGRPs with both chronic and episodic indications

ABP-450 Opportunity

- Pursuing label for broader patient population than Botox® with inclusion of both episodic and chronic migraine patients in Phase 2
- Novel injection paradigm with fewer injections and differentiated injection locations for ABP-450
- Potential for increased safety and tolerability
- High overlap in commercial audience between migraine and cervical dystonia

AEON BIOPHARMA

1. Migraine Research Foundation.
2. Company estimates based on 2017 US Census Projections; Diamond, Patterns of Diagnosis and Acute and Preventive Treatment for Migraine in the United States: Results from the American Migraine Prevalence and Prevention Study (2006); Lipton, Barriers to the Diagnosis and Treatment of Migraine (2012) and assumes 2.2 million diagnosed patients receiving four treatments per year (two vials) at a cost of $634 per vial
3. Messali, Direct and Indirect Costs of Chronic and Episodic Migraine in the United States: A Web-Based Survey (2016) and assumes 3.65 million diagnosed patients receiving four treatments per year (two vials) at a cost of $634 per vial. 4. DRG report, Migraine Disease Landscape & Forecast, December 2020

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Botox Still Showing Impressive YoY Growth Despite New CGRPs



NORMALIZED Botox and CGRPs in Preventive Migraine Treatment [Q1 2019-Q4'22]
Volume (# of Claims)
1000K
900K
800K
700K
600K
500K
400K
300K
200K
100K
K
+2%
-5%
+4%
+6%
+15%
+26%
+18%
+15%
+15%
+10%
+9%
+5%
Vyepti
Nurtec ODT Prophylaxis
Qulipta

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Normalized Botox	560,178	591,747	596,955	603,957	571,818	562,773	617,901	638,988	656,238	709,350	728,967	733,767	755,091	777,729	797,475	769,050
CGRPs	252,687	365,078	466,273	530,906	565,375	656,832	678,583	704,068	725,935	773,386	784,708	792,707	804,160	856,029	897,106	924,526

AEON BIOPHARMA

Source: KOMODO Claims Data (2015 - Dec'2022)
CGRP includes Aimovig, Ajovy, Emgality,Vyepti, Qulipta
Normalized Botox claims = Botox claims * 3
Competitive products listed at time of FDA approval

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Addressable Patient Population ~3x Higher with Episodic Indication

260M People — Projected 2020 US 18+ Population

40M Patients *(15%)* — Estimated Migraine and severe HA Patients

Chronic Migraine		**Episodic Migraine**	
Chronic Migraine (15+ HA/month)	**4.0M Patients** *(10%)*	**9.4M Patients** *(24%)*	Episodic Migraine (6-14 HA/month)
Diagnosed Prevalence	**2.2M Patients** *(56%)*	**3.7M Patients** *(39%)*	Diagnosed Prevalence
Treated Patients (Prophylactic)	**820k Patients** *(37%)*	**740k Patients** *(20%)*	Treated Patients (Prophylactic)

Sources:
2017 US Census Projections
Burch, The Prevalence and Impact of Migraine and Severe Headache in the United States: Figures and Trends From Government Health Studies (2018)
Lipton, Migraine in America Symptoms and Treatment (MAST) Study: Baseline Study Methods, Treatment Patterns, and Gender Differences (2018)
Buse, Impact of Migraine on the Family: Perspectives of People With Migraine and Their Spouse/Domestic Partner in the CaMEO Study (2016)
Diamond, Patterns of Diagnosis and Acute and Preventive Treatment for Migraine in the United States: Results from the American Migraine Prevalence and Prevention Study (2006)
Messali, Direct and Indirect Costs of Chronic and Episodic Migraine in the United States: A Web-Based Survey (2016)

AEON BIOPHARMA
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15 BOTOX PREEMPT2 1 Phase 3 in chronic migraine • Baseline migraine days were 19.8 days • Change from baseline (CFB) for Botox and placebo was 45% and 33%, respectively ABP - 450 Phase 2 assumptions: • Projected CFB for ABP - 450 and placebo is 45% and 33%, respectively • Treatment effect between placebo and active is ~1.3 days • Standard deviation (SD) of 3.1 days • Sample size of 91 patients/arm (n=273 for all 3 arms) is needed to achieve 80% statistical power Endpoint Expectations for Phase 2 Episodic Migraine 1 https://headachejournal.onlinelibrary.wiley.com/doi/epdf/10.1111/j.1526 - 4610.2010.01678.x Statistical Powering & Sample Size Assumptions Expected Baseline (days) Projected CFB ABP - 450 Projected CFB Placebo Effect Size Stnd. Dev. Evaluable Subjects/Arm TOTAL N Power 10.5 - 4.73 (45%) - 3.47 (33%) - 1.3 3.1 91 273 80%

16 Phase 3 Trials for CGRPs in Episodic Migraine Not intended for cross - trial comparisons; Sources: package inserts; Neurol Ther (2021) 10:469 – 497 Brand Generic Company Trial Duration Dose Primary Endpoint N Change (days) Difference from placebo p - value Aimovig erenumab STRIVE 24 Weeks 70 mg SC QM Monthly migraine days (change from baseline to months 4 through 6) 317 - 3.2 - 1.4 <0.001 140 mg SC QM 319 - 3.7 - 1.9 <0.001 Placebo 319 - 1.8 — — ARISE 12 weeks 70 mg SC QM Monthly migraine days (change from baseline in the last 4 weeks of the trial) 282 - 2.9 - 1.1 <0.001 Placebo 288 - 1.8 — — Ajovy fremanezumab 12 weeks 225 mg SC QM Monthly migraine days (change during the 12 - week trial period, after first dose) 290 - 3.7 - 1.5 <0.001 675 mg SC Q3M 291 - 3.4 - 1.2 <0.001 Placebo 294 - 2.2 — — Emgality galcanezumab EVOLVE - 1 6 months 120 mg SC QM Monthly migraine days (change from baseline during the treatment period) 210 - 4.7 - 1.9 <0.001 Placebo 422 - 2.8 — — EVOLVE - 2 6 months 120 mg SC QM Monthly migraine days (change from baseline during the treatment period) 231 - 4.3 - 2.0 <0.001 Placebo 461 - 2.3 — — Nurtec ODT rimegepant Study 1 12 weeks 75 mg ODT QOD Monthly migraine days (change from baseline during the treatment period) 348 - 4.3 - 0.8 0.010 Placebo 347 - 3.5 — — QULIPTA atogepant ADVANCE 12 weeks 10 mg ODT OD Monthly migraine days (change from baseline across 12 - week treatment period) 214 - 3.7 - 1.2 <0.001 30 mg ODT OD 223 - 3.9 - 1.4 <0.001 60 mg ODT OD 222 - 4.2 - 1.7 <0.001 Placebo 214 - 2.5 — —

Phase 2 Design: Episodic Migraine (EM) and Chronic Migraine (CM)

Study Design

- N = 765
- ~60 sites in US, Canada & Australia
- Includes both EM & CM patients
- # headache days and migraine days/month established during 4-week baseline prior to randomization
- 3 arms: 150 Units, 195 Units, PBO
- 2 injection cycles, 3 months apart
- 6-month treatment duration
- Novel injection paradigm:
  - 22 injection sites (low dose) (ABP-450)
  - vs. 31 injections for Botox

4-week Screening

4-week Baseline



Randomized Double-Blinded Placebo-Controlled Study
Open Label Extension Study
R
150 Units ABP-450 n= 255
195 Units ABP-450 n= 255
Placebo n= 255
4 treatments of ABP-450
Randomized
12 weeks
24 weeks
Primary Efficacy Endpoint
52 weeks

Endpoints

Primary:

- Mean change of monthly migraine days (MMD) at Week 24
- Incidence of TEAEs throughout study compared to placebo

Secondary:

- Percentage of patients with reduction from baseline of ≥50%, 75%, 100% in average number of MMD throughout the study
- Change in use of rescue medications from baseline
- Safety endpoints of change in laboratory tests, ECG, etc.

Exploratory:

- Change in PGI-S, PGI-C, MIDAS, etc.

AEON BIOPHARMA

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18 Independent Analysis of Phase 2 Episodic and Chronic Cohorts Randomization and Stratified for Episodic Migraine and Chronic Migraine Episodic Migraine N=300 <15 headache days / month And 6 - 14 migraine days / month 150 U N=100 195 U N=100 Placebo N=100 Chronic Migraine N=465 ≥ 15 headache days / month And >8 migraine days / month 150 U N=155 195 U N=155 Placebo N=155 Final Analysis of the Episodic Cohort Anticipated 2H 2023 Final Analysis of the Chronic Cohort Anticipated 2024

19 22 injection sites (low dose) in P3 migraine protocol focused on specific nerves vs. 31 with Botox targeting muscles Smart Injection Paradigm Targeting Nerves - Differentiation from Botox

Blinded Safety from Phase 2 Migraine Compares Favorably to Botox

Tolerability parameter (% of pts)	Pooled PREEMPT studies[1]			COMPEL[2]	REPOSE[3]	CM-PASS[4]	ABP-450 (EM)	ABP-450 (CM)
	DB		OLE	OL	OL	OL	DB	DB
	BoNT/A (*n* = 687)	PL (*n* = 692)	BoNT/A (*n* = 1205)	BoNT/A (*n* = 716)	BoNT/A (*n* = 633)	BoNT/A (*n* = 1160)		
TEAEs	62.4**	51.7	58.3	60.9	–	41.2		
Serious TEAEs	4.8*	2.3	3.8	10.5	–	5.3		
TRAEs[a]	29.4**	12.7	20.3	18.3	18.3	25.1		
Serious TRAEs[a]	0.1	0.0	0.1	0.1	1.3	< 0.1		
Common TRAEs [a]							**Blinded Data ABP-450** (as of Feb 10, 2023)	
Neck pain	6.7	2.2	4.6	4.1	2.8	4.4	**2.1 (4/190 completers)**	**1.6 (2/128 completers)**
Muscular weakness	5.5	0.3	3.9	1.4	–	2.7	**0**	**0**
Eyelid ptosis	3.3	0.3	2.5	2.5	5.4	4.1	**0**	**0**
Injection site pain	3.2	2.0	2.0	2.0	–	–		
Headache	2.9	1.6	1.4	1.4	–	2.2		
Myalgia	2.6	0.3	1.2	–	–	0.9		
Musculoskeletal stiffness	2.3	0.7	1.7	1.7	2.7	2.0		
Musculoskeletal pain	2.2	0.7	1.1	–	–	0.9		
Facial paresis	2.2[b]	–	1.2[b]	1.3	–	1.3		
Discontinuations due to AEs	3.8[c]	1.2[c]	2.6[c]	4.5[c] (1.8[d])	1.6[d]	4.4[c]		

1. Aurora SK, Winner P, Freeman MC, et al. OnabotulinumtoxinA for treatment of chronic migraine: pooled analyses of the 56-week PREEMPT clinical program. Headache. 2011;51(9):1358–1373.
2. Blumenfeld AM, Stark RJ, Freeman MC, et al. Long-term study of the efficacy and safety of onabotulinumtoxinA for the prevention of chronic migraine: COMPEL study. J Headache Pain. 2018;19(1):13.
3. Ahmed F, Gaul C, Garcia-Monco JC, et al. An open-label prospective study of the real-life use of onabotulinumtoxinA for the treatment of chronic migraine: the REPOSE study. J Headache Pain. 2019;20(26):1–14.
4. Matharu M, Pascual J, Nilsson Remahl I, et al. Utilization and safety of onabotulinumtoxinA for the prophylactic treatment of chronic migraine from an observational study in Europe. Cephalalgia. 2017;37(14):1384–97.

AEs adverse events, *ADR* adverse drug reactions, *BoNT/A* onabotulinumtoxinA (Botox®), *DB* double-blind phase, *OL(E)* open-label (extension phase), *PL* placebo, *pts* patients, *TEAEs* treatment-emergent AEs, *TRAEs* treatment-related AEs, – information not available (e.g. only ADRs occurring in > 2% of pts in REPOSE were reported). *p = 0.0133, **p < 0.0001 vs PL
[a]ADRs (REPOSE) [b]Included in muscular weakness in PREEMPT 1 and 2 [c]Discontinuations due to TEAEs [d]Discontinuations due to TRAEs

AEON BIOPHARMA

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Gastroparesis

Gastroparesis Opportunity for ABP-450

The Disorder

- Defined by delayed gastric emptying
- Symptoms are chronic with episodic exacerbations
- Nausea, vomiting and pain are most troubling symptoms
- Both idiopathic and diabetic (nerve damage leads to impaired intestinal muscle function)
- Very limited therapeutic options; Reglan® and Gimoti tm (metoclopramide) limited by AEs

Potential Regulatory Pathway

- 2019 FDA Guidance for Industry[1]
- Since a well-defined and reliable patient reported outcome (PRO) is not yet available, FDA recommends that the core signs and symptoms be included as endpoints.
- Anticipate initiating a Phase 2a study in 2024
  - Our primary endpoint measures change in core signs and symptoms from baseline over a 12-week treatment period
  - We plan to assess idiopathic and diabetic patients in separate trials

ABP-450 Opportunity

- ~400,000 patients[2]
- ~$900M market
- High unmet need, low competitive intensity
- We are aware of no other neurotoxin pursuing gastroparesis indication
- Data from investigator-sponsored trials show positive response to neurotoxins with endoscopic intrasphincter injection of the pylorus in patients with idiopathic and diabetic gastroparesis

AEON BIOPHARMA

1. https://www.fda.gov/media/129880/download
2. Company estimates based on 2017 US Census Projections; Syed, Epidemiology and Diagnosis of Gastroparesis in the United States: A Population-based Study. (2019); and Parkman, Clinical features of idiopathic gastroparesis vary with sex, body mass, symptom onset, delay in gastric emptying, and gastroparesis severity (2011).

22

23 Provides an Opportunity for a Targeted Treatment for Gastroparesis Injections in the Pylorus and Pyloric Sphincter Region Sclerotherapy needle Esophagogastroduodenoscopy Plan to administer injections of ABP - 450 using a standard sclerotherapy needle in the pylorus and pyloric sphincter region Esophagus Lower Esophageal Sphincter Pyloric Sphincter Duodenum • Initiated preclinical study Dec 2020; completed Sep 2021 • IND accepted May 2022

Posttraumatic Stress Disorder (PTSD)

Posttraumatic Stress Disorder (PTSD)

The Disorder[1]

- PTSD is well defined with broad disease awareness
- A psychiatric disorder that may occur in people who experience or witness a traumatic event or events
- Categories of symptoms include intrusion (involuntary memories), avoidance, alterations in cognition and mood (negative thoughts and feelings), and alterations in arousal and reactivity (angry outbursts)

Current Treatments & Regulatory Pathway

- Current treatments include cognitive behavioral therapy, medication (e.g., SSRIs, SNRIs), and other alternative therapies
- Established FDA regulatory pathway for clinical development with several medications approved for use, including Zoloft and Paxil
- Numerous validated scales are already widely accepted (e.g., CAPS, PCL-5, BDI)

AEON BIOPHARMA

1. American Psychiatric Association. https://www.psychiatry.org/patients-families/ptsd/what-is-ptsd.

25

26 Posttraumatic Stress Disorder Associated with the Stellate Ganglion Source: Image Left: Rae Olmsted KL, Bartoszek M, Mulvaney S, et al. Effect of Stellate Ganglion Block Treatment on Posttraumatic Stre ss Disorder Symptoms: A Randomized Clinical Trial. JAMA Psychiatry. 2020;77(2):130 – 138. doi:10.1001/jamapsychiatry.2019.3474. Image Right: Levi, Ofir, Ariel Ben Yehuda, Daniel S. Pine, and Yair Bar - Haim. “A Sobering Look at Treatment Effectiveness of Mil itary - Related Posttraumatic Stress Disorder.” Clinical Psychological Science 10, no. 4 (2021): 690 – 99. https://doi.org/10.1177/21677026211051314. Effect of Stellate Ganglion Block Treatment on Posttraumatic Stress Disorder Symptoms A Randomized Clinical Trial Kristine L. Rae Olmsted, MSPH; Michael Bartoszek, MD; Sean Mulvaney, MD; et al JAMA Psychiatry. 2020;77(2):130 - 138. Key Points Question : How does stellate ganglion block compare with sham treatment in reducing the severity of posttraumatic stress disorder symptoms over 8 weeks? Findings : In this sham - controlled randomized clinical trial, 2 stellate ganglion block treatments 2 weeks apart were effective in reducing Clinician - Administered PTSD Scale for DSM - 5 total symptom severity scores over 8 weeks . The adjusted mean symptom change was − 12 . 6 points for the group receiving stellate ganglion blocks, compared with − 6 . 1 points for those receiving sham treatment, a significant difference . Meaning : Stellate ganglion block treatment warrants further study as a posttraumatic stress disorder treatment adjunct . A Sobering Look at Treatment Effectiveness of Military - Related Posttraumatic Stress Disorder A Randomized Clinical Trial Ofir Levi, Ariel Ben Yehuda, Yair Bar - Haim; et al Clinical Psychological Science. 2021; 10 , no.4 Abstract Approximately two thirds of veterans with posttraumatic stress disorder (PTSD) remain with the disorder following treatment . Pinpointing the per - symptom effectiveness of treatments in real - world clinical settings can highlight relevant domains for treatment augmentation and development . Baseline and posttreatment assessments of PTSD and depression were performed in 709 veterans with PTSD . PTSD remission was 39 . 4% . Treatment was least effective for intrusion symptoms and had no effect on flashbacks or on poor recall of traumatic features . Of veterans who remitted, 72 . 8 % still met diagnostic criteria for at least one cluster . Poor clinical effectiveness was noted for depression ; only 4 . 1 % of the patients remitted following treatment . Treatments for veterans with PTSD show limited overall effectiveness in real - world settings . Enhancing treatment response may require enhancing provider fidelity and patient compliance with extant treatments or the development of new treatments that specifically target the symptoms of PTSD that do not respond well to extant treatments . AW0GR(A1

27 Stellate ganglion (sympathetic) block using ultrasound guidance • Establish safety and preliminary efficacy signal • Rats placed in supine position under anesthesia • Administer approximately 10 - 20 µl of active, following standard protocols • Observe for 1 - 2 weeks after the injection • Monitor heart rate and blood pressure • Assess effect on sympathetic nervous pathway ABP - 450 Pre - Clinical PTSD StudyAW0 GR(A1

Cervical Dystonia

Cervical Dystonia Opportunity for ABP-450

The Disorder

- Cervical dystonia is a chronic condition with no cure
- Painful and debilitating twisting movements of neck and shoulders
- Botulinum toxin injection is the standard of care
- Established outcome measures and regulatory pathway

Important Indication for Muscle Movement Disorders

- Potential for efficient development
- Potential to allow participation in segment of on-label movement disorders
- Potential to leverage into a broader muscle spasticity indication and label with a focused clinical program

US Market Opportunity For ABP-450

- ~50,000 patients
- ~$360M market
- Approximately 40% of therapeutic toxin market sales in 2019 were for various muscle movement disorders
- Anticipate that Phase 3 program will include a head-to-head comparison to Botox® to demonstrate non-inferiority

AEON BIOPHARMA

Sources:
Company estimates based on 2017 US Census Projections
Defazio, Descriptive Epidemiology of Cervical Dystonia (2013)
Richardson, American Academy of Neurology - Dystonia Treatment (2017)

29

30 Open Label Extension Proposed to Occur in Parallel with Phase 3 Trial Cervical Dystonia Phase 2 Study Design - Dose Ranging • First patient dosed April 2021 • Phase 2 top line data reported in September 2022 Randomized Double - Blinded Placebo - Controlled Study 20 weeks Randomized R 1 - week baseline 16 - week washout of prior toxin treatment Open Label Extension Study Placebo n= 15 150 Units ABP - 450 n= 15 250 Units ABP - 450 n= 15 350 Units ABP - 450 n= 15 4 treatments of ABP - 450 52 weeks Primary: • Safety of ABP - 450 Secondary: • Change in TWSTRS • PGI - C and CGI - C • PGI - S and CGI - S Exploratory: • C - SSRS • Dysphagia Score Endpoints • N = 60 • 40 sites in US • 3 doses; 4 arms • 1 injection in randomized portion • 4 injections in OLE • 20 - week primary endpoint • 72 weeks total Study Design

31 Discussion and Conclusions • Phase 2 trial met primary and other key endpoints, supporting the safety and efficacy of ABP - 450 in reducing signs and symptoms associated with CD. • ABP - 450 demonstrated adverse event rates similar to, or lower than, other botulinum toxin products for the treatment of CD. • Zero discontinuations due to Treatment - Emergent Adverse Events (TEAEs) • Low rate of treatment - related TEAEs (TRAEs) • Zero dysphagia cases in the 150 U arm and low rate of dysphagia (11%) and muscle weakness (6.7%) overall • All TRAEs were mild to moderate in severity and transient in nature • ABP - 450 demonstrated efficacy similar to, or better than, other botulinum toxin products for the treatment of CD. • TWSTRS at Week 4 improved 14.01 points in 150 U; 11.28 points in 250 U; 9.92 points in 350 U; 3.57 points in placebo – Statistical significance in lower dose arms (150 U and 250 U) vs. placebo and numerical improvement in high dose arm (350 U) vs. placebo • Patient Global Impression of Change (PGI - C) demonstrated statistically significant improvement in all three ABP - 450 dose groups over placebo • Clinical Global Impression of Change (CGI - C) demonstrated statistically significant improvement in all three ABP - 450 dose groups over placebo • Median duration of treatment effect was at least 20 weeks for 150 U, 20 weeks for 250 U, and 20 weeks for 350U.

Financial Overview

33 Transaction Details ($ in millions except per share values, assumed PMGM stock price @ $10.00) 1. Trust information as of 3/31/23. 2. AEON Cash as of 03/31/23, unaudited. 3. Ownership percentage is calculated on a fully diluted basis (utilizing the treasury stock method). Assumes no incremental fin anc ing between announcement and closing except as noted and excludes impact of 27.6 million public warrants and 5.2 million private warrants struck at $11.50. Excludes impact of any equity incentive plan, 16 .0 million shares in equity holder earnout consideration to existing equity holders and 3.45 million shares of SPAC's sponsor subject to vesting upon achievement of certain earnout milestones (see Slide 34 for add iti onal detail). 4. Estimated transaction costs of $13.8M include expected advisory/legal/other fees. Pro Forma Valuation Illustrative share price $10.00 Pro forma shares outstanding (M) 24.809 Equity Value $248.1 Net Cash (assumes no additional redemptions (1) ) (30.9) Enterprise Value $217.2 ($ in millions except per share values) Pro Forma Ownership 8.1 % SPAC Public Shareholders 13.9% Sponsor Equity 66 .5% AEON Assumes $10.00 share price and no additional redemptions (1) Sources of Funds AEON Rollover Equity $165.0 Sponsor Equity 34.5 Priveterra Cash in Trust 20.0 AEON Cash 4.7 Insider Support (2,857,143 shares) 20.0 Total Sources $244.2 ($ in millions) Uses of Funds (3) (1) (2) Equity to AEON $165.0 Sponsor Promote 34.5 Estimated Transaction Costs 13.8 Cash to Balance Sheet 30.9 Total Uses $244.2 (4) ($ in millions) (3) (3) (3) 11.5 % Insider Support Shares

“Pay for Performance” Earnout Structure

Earnout Structure Aligns AEON and Sponsor Incentives with Public Market Investors

ABP-450 – Clinical and Regulatory Timeline

Earnout Deadline

2025 (1H, 2H) | 2026 (1H, 2H) | 2027 (1H, 2H) | 2028 (1H, 2H) | 2029 (1H, 2H)

Chronic Migraines (AEON BIOPHARMA / PRIVETERRA)

- 1M shares payable to each party upon first patient dosed in Phase 3 study in the first to occur between CM or EM prior to 06/30/25
- 7M shares — BLA acceptance for CM prior to 06/30/28
- 1.45M shares to be awarded either upon the BLA acceptance for CM prior to 06/30/28 or BLA acceptance for EM prior to 06/30/29[2]

Episodic Migraines (AEON BIOPHARMA / PRIVETERRA)

- 1M shares payable to each party upon first patient dosed in Phase 3 study in the first to occur between CM or EM prior to 06/30/25
- 4M shares[1] — BLA acceptance for EM prior to 06/30/29
- 1.45M shares to be awarded either upon the BLA acceptance for CM prior to 06/30/28 or BLA acceptance for EM prior to 06/30/29[2]

Totals (Migraines): AEON BIOPHARMA 12M; PRIVETERRA 2.45M

Cervical Dystonia (AEON BIOPHARMA / PRIVETERRA)

- BLA acceptance for CD prior to 11/30/26: 4M shares; 1M shares

Totals (Cervical Dystonia): AEON BIOPHARMA 4M; PRIVETERRA 1M

Note: CM = Chronic Migraine, EM = Episodic Migraine, CD = Cervical Dystonia. Please refer to “ Forward-Looking Statements” in the slide titled "Disclaimer" for important information you should consider regarding the timing of earn-out milestone achievement, as no assurance can be given that any such indicated earn-out milestone will be achieved on the timeline indicated or at all.

1. If BLA acceptance for episodic migraine occurs prior to BLA acceptance for chronic migraine, earnout for episodic migraine BLA acceptance will increase from 4M shares to 11M shares and there shall be no further earnout issuance for chronic migraine. In the event that AEON licenses any of its products (except for Migraine or CD indications) to a third-party licensor for distribution in the U.S. market prior to the time that the 11M shares have been issued upon achievement of either the BLA acceptance for episodic migraine or chronic migraine (as described above), then 2M shares shall be issued upon the entry into such license agreement and the remaining shares to be issued for achievement of the BLA acceptance for episodic migraine or chronic migraine, as applicable, will be correspondingly reduced.
2. 1.45M founder shares shall vest upon the earlier to occur of (i) BLA acceptance for chronic migraine or (ii) BLA acceptance for episodic migraine, subject to potential forfeiture of sponsor shares pursuant to the Business Combination Agreement.

AEON BIOPHARMA

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35 AEON Target Financial Profile in 2035 ($ in millions) 11% 89% 5% 95% Targeted Peak Sales Ranges Target Revenue Split Ranges at Peak Sales 3 Long - Term Targeted Margin Dynamics Mid 50% Mid 70% Migraine Cervical Dystonia ~ 90/10 split between primary indications Gross Margin Operating Margin Targeted Peak Sales Indicate AEON has Potential to Be Major Player in Neurotoxin Market $1,050 - $2,250 $1,000 – $2,000 $50 – $250 Migraine 1 Cervical Dystonia 2 Low High Source: Company targets as of 10/20/22. 1. Midpoint sales of $1.5B assumes ~1.2M addressable toxin patients in chronic and episodic migraine receiving 2.5 treatments pe r y ear (2 vials per treatment) at an average selling price of $656/vial with AEON's share of such market at ~35%. 2. Sales of ~$75M assumes ~63k addressable toxin patients receiving 3 treatments per year (3 vials per treatment) at an average sel ling price of $656/vial with AEON's share of such market at ~20%. 3. Revenue splits highlight revenue split at each end of the range for peak sales projections.

Valuation Benchmarking

($ in millions)

	Companies	Median EV	Median EV/ Peak Sales
CNS Peer Set	Anavex Life Sciences Corp., Annovis, Axsome, Harmony Biosciences, Heron Therapeutics, Hyloris Pharmaceuticals, Intra-Cellular Therapies, Supernus Pharmaceuticals, Xenon	$1,775	1.1x
Commercial Neurotoxin Products Subset	Evolus, Revance Therapeutics	$1,767	2.0x
	AEON Biopharma	$202[(1)]	0.1x

AEON BIOPHARMA

Source: Company press releases and FactSet as of 5/22/23. Peak Sales values as of 12/09/22.
Note: Primarily includes companies with recently commercialized products in the following indications: Schizophrenia, Narcolepsy, MDD, Migraine, Post-operative pain, and moderate to severe glabellar lines. Includes clinical stage companies with product candidates in the following indications: Epilepsy, PD, AD, Post-operative pain, and Migraine.
1. Enterprise value is calculated as implied equity value less anticipated net cash at close of transaction.

36

Investment Highlights

Strong Potential	Botulinum toxin has demonstrated utility across dozens of published uses expected to be accessible to ABP-450; accelerated and simplified commercialization timeline due to existing aesthetic BLA (separately held by Evolus) and manufacturing site approved by FDA, EMA and Health Canada
Market Ripe for Competition	Single existing competitor for key target markets (episodic & chronic migraine); unlike in aesthetic market, ABP-450's therapeutic focus will compete with market leader on a product-to-product basis, not against a portfolio of products
Episodic Migraine Market Expansion	Episodic migraine approval would nearly triple the current addressable patient population (Botox® indicated for chronic migraine only); ABP-450 Phase 2 migraine study includes chronic and episodic migraine patients with a streamlined injection protocol with potential to enhance safety and tolerability
PTSD Opportunity	Ongoing pre-clinical program utilizing proprietary injection paradigm in a novel part of the anatomy is designed to provide IND supporting safety and efficacy data; this innovative approach has the potential for utility across a broad Neuro/Psych portfolio including PTSD
Business Model Advantage	Potential to pursue traditional pharma pricing model currently not pursued by therapeutic toxin competition with a 900 kDa botulinum toxin expected to facilitate physician adoption
Strong Leadership & Sponsorship	Significant neurotoxin commercial and clinical development experience among management team translating to approximately $124M invested in AEON since 2019

AEON BIOPHARMA

37

Appendix

39 High Barriers for New Entrants to Effectively Compete Intellectual Property Considerations for ABP - 450 3 4 2 9 Exclusive Licensing & Supply Agreement • Under agreement, Daewoong manufactures and supplies ABP - 450 to AEON • Agreement initiated in Q4 2019 • Exclusive license granted for commercialization for therapeutic indications Territories Covered Under Agreement 1 US Provisional Patents US Patents Pending PCT International Patents Pending Total Patents & Patents Pending If Issued, Patents Would Provide Intellectual Property Protection Until 2040 Note: Countries include United States, Canada, South Africa, Australia, Russia, European Union, United Kingdom.

40 Risk Factors Summary of Risk Factors The Company’s business is subject to numerous risks and uncertainties that represent challenges that the Company faces in con nec tion with the successful implementation of its strategy and the growth of its business. Below is an appendix to this Presentation which includes a summary of certain principal risks associated with the Company’s b usi ness, but these risks are not the only risks the Company faces now or may face in the future. You should consider carefully the discussion of these risks and other risks associated with the Company’s business and the Busine ss Combination that will be included in the proxy statement/prospectus included in the registration statement on Form S - 4 to be filed by Priveterra. 1. We have a limited operating history and have incurred significant losses since our inception and anticipate that we will cont inu e to incur losses for the foreseeable future. If we ever achieve profitability, we may not be able to sustain it . 2. Our future success currently depends entirely on the successful and timely regulatory approval and commercialization of our o nly product candidate, ABP - 450. The development and commercialization of pharmaceutical products is subject to extensive regulation, and we may not obtain regulatory approvals for ABP - 450 in any of the indications fo r which we plan to develop it on a timely basis or at all . 3. Clinical product development involves a lengthy, expensive and uncertain process. We may incur greater costs than we anticipa te or encounter substantial delays or difficulties in our clinical studies . 4. Enrollment and retention of patients in clinical studies is an expensive and time - consuming process and could be delayed, made m ore difficult or rendered impossible by multiple factors outside our control. If we experience delays or difficulties in enrolling patients in clinical studies, our receipt of necessary regulatory approval cou ld be delayed or prevented . 5. Even after this transaction, we will require additional financing to fund our future operations, and a failure to obtain addi tio nal capital when needed on acceptable terms, or at all, could force us to delay, limit, reduce or terminate our operations . 6. We have concluded that we do not have sufficient cash to fund our operations and to meet our obligations as they become due w ith in through one year from the date that our consolidated financial statements are issued and as a result, there is substantial doubt about our ability to continue as a going concern . 7. ABP - 450 may cause undesirable side effects or have other properties that could delay or prevent its regulatory approval in any o f our proposed therapeutic indications, limit its commercial potential or result in significant negative consequences following any potential marketing approval . 8. Results of other parties’ clinical studies involving the same or a nearly identical botulinum toxin complex as ABP - 450, or results in any preclinical studies we conduct, may not be predictiv e of future results of our clinical studies . 9. Interim or preliminary data from our clinical studies that we may announce or publish from time to time may change as more pa tie nt data become available and are subject to audit and verification procedures that could result in material changes in the final data. 10. Due to our limited resources and access to capital, we must prioritize development of certain therapeutic uses of ABP - 450; these decisions may prove to be wrong and may adversely affect our business. 11. We may not be successful in obtaining an original BLA that contemplates exclusively therapeutic uses of ABP - 450. 12. Even if ABP - 450 receives regulatory approval for any of our proposed indications, it may fail to achieve the broad degree of mar ket acceptance by physicians, patients, third - party payors and others in the medical community necessary for commercial success.

Risk Factors (Cont’d)

13. ABP-450, if approved in any currently proposed or future therapeutic indications, will face significant competition and our failure to effectively compete may prevent us from achieving significant market penetration and expansion.
14. If approved, ABP-450 may face competition sooner than anticipated.
15. If we are unable to establish sales and marketing capabilities on our own or through third parties, we will be unable to successfully commercialize ABP-450, if approved in any proposed therapeutic indication, or generate product revenue.
16. We will need to grow the size of our organization, and we may experience difficulties in managing this growth.
17. Our employees, independent contractors, consultants, commercial collaborators, principal investigators, vendors and other agents may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.
18. If product liability lawsuits are brought against us, we may incur substantial liabilities and may be required to limit commercialization of ABP-450.
19. If we fail to attract and keep senior management and key scientific personnel, we may be unable to successfully develop ABP-450 in any of our proposed therapeutic indications, conduct our clinical studies and commercialize ABP-450.
20. We rely on the Daewoong Agreement to provide us exclusive rights to commercialize and distribute ABP-450 in certain territories. Any termination or loss of significant rights, including exclusivity, under the Daewoong Agreement would materially and adversely affect our development or commercialization of ABP-450.
21. We currently rely solely on Daewoong to manufacture ABP-450, and as such, any production or other problems with Daewoong could adversely affect us. The manufacture of biologics is complex and Daewoong may encounter difficulties in production that may impact our ability to provide supply of ABP-450 for clinical studies, our ability to obtain marketing approval, or our ability to obtain commercial supply of our products, which, if approved, could be delayed or stopped.
22. A material breach by us of the terms of our license and settlement agreement with Medytox, Inc. could have a material adverse effect on our business.
23. We rely, and will continue to rely, on third parties and consultants to conduct all of our preclinical studies and clinical studies. If these third parties or consultants do not successfully carry out their contractual duties or meet expected deadlines, we may be unable to obtain regulatory approval for ABP-450.
24. If we or any of our current or future licensors, including Daewoong, are unable to maintain, obtain or protect intellectual property rights related to ABP-450, we may not be able to compete effectively in our market.
25. Even if we receive regulatory approval for ABP-450 in any therapeutic indication, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense, limit or delay regulatory approval and subject us to penalties if we fail to comply with applicable regulatory requirements. Additionally, ABP-450, if approved in any therapeutic indication, could be subject to labeling and other restrictions and market withdrawal and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our products.
26. Even if we receive marketing approval, coverage and adequate reimbursement may not be available for ABP-450 in any currently proposed or future therapeutic indications, which could make it difficult for us to sell the product profitably, if approved.
27. The COVID-19 pandemic has had, and may continue to have, an adverse effect on our operations, as well as the business or operations of our manufacturers, clinical research organizations, or CROs, or other third parties with whom we conduct business.

AEON BIOPHARMA

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42 Risk Factors (Cont’d) 28. Third - party claims of intellectual property infringement, misappropriation or violation, or challenges related to the invalidity or unenforceability of any issued patents we may obtain or in - license may prevent or delay our development and commercialization efforts or otherwise adversely affect our results of operations. 29. We may become involved in lawsuits to protect or enforce our intellectual property or the patents and other intellectual prop ert y of our licensors, which could be expensive and time - consuming. 30. Our rights to develop and commercialize ABP - 450 and future product candidates are subject, in part, to the terms and conditions of licenses granted to us by others, including Daewoong. If we fail to comply with our obligations in the agreements under which we license intellectual property rights from third parties or otherwise experience dis ruptions to our business relationships with our licensors, we could lose license rights that are important to our business. 31. We may not be able to protect our intellectual property rights throughout the world. 32. If we are unable to protect the confidentiality of our trade secrets, our business and competitive position could be harmed. 33. We may be subject to claims that our employees, consultants or independent contractors have wrongfully used or disclosed conf ide ntial information of third parties or asserting ownership of what we regard as our own intellectual property. 34. If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our mark ets of interest and our business may be adversely affected. 35. Intellectual property rights do not necessarily address all potential threats.

43 After Brief Decline During COVID, Botox Resumed Growth Among Patients Switching from a Previous Brand Definitions: • Patient cohort – Patients with at least 1 migraine diagnosis code and at least 1 treatment code on or after first diagnosis code • Look Back = 365 days, Grace = 30 days Source: Symphony Health Data (2015 - Sept’2021)

44 Key Value Inflection Points Original BLA for therapeutic indications Product platform Take share of established markets, enter new indications First launch in established market Expansion of treatment options Adoption facilitated by established 900 kDa botulinum toxin complex Replicate success in identified therapeutic indications Enhance value to payors and physicians Physicians to receive consistent and favorable reimbursement from payors Core Value BLA & clinical programs Commercialization Validating the model Expansion of Commercial Opportunities Traditional pricing model in therapeutic neurotoxin markets

Experienced Advisory Board

Advisory Board with Highly Relevant Industry Experience and Track Record of Success

Andrew Blumenfeld, MD	Michael Camilleri, MD	Chris Reist, MD	James Fallon, PhD	Del Stagg, PhD
Migraine	Gastroparesis	Neuro/Psych	Neuro/Psych	Regulatory/QA
• Director of the Headache Center of Southern California • Board-certified in Neurology by the American Board of Psychiatry and Neurology, and is also certified in Headache Medicine. • Founding chair of the American Headache Society section on Interventional Procedures for Headache • Published widely and has over 60 peer review publications and over a 100 poster presentations at headache meetings • Principal investigator for many research studies, and regularly addresses national pharmaceutical meetings, medical conferences, continuing education seminars, and community events.	• Gastroenterology Specialist in Rochester, MN and has over 34 years of experience in the medical field • Atherton and Winifred Bean Professor of Medicine, Pharmacology, and Physiology, Mayo Clinic • Former Dean of Development at Mayo Clinic • Former President, American Gastroenterological Association • Holds several R01 and American Recovery and Reinvestment Act (ARRA) grants from the National Institutes of Health (NIH) • Published widely and has over 900 peer review publications • Received the Julius Friedenwald Medal, AGA's highest honor for his lifelong commitment to gastroenterology	• Professor Emeritus, Psychiatry & Human Behavior School of Medicine • Research Psychiatrist-Long Beach VA Healthcare Systems • Currently he is leading a DoD project at the Long Beach VA to study the potential benefits of using virtual reality environments to augment prolonged exposure for treatment of Veterans with combat PTSD. • Published widely and has over 100 peer review publications • Listed in “Best Doctors” for 2007-2019 • Distinguished Fellow, American Psychiatric Association • Exemplary Psychiatrist Award, National Alliance for the Mentally Ill	• Professor of psychiatry and human behavior and emeritus professor of anatomy and neurobiology in the School of Medicine at the University of California, Irvine. • Research interests include adult stem cells, chemical neuroanatomy and circuitry, higher brain functions, and brain imaging. • Sloan Scholar, Senior Fulbright Fellow, National Institutes of Health Career Awardee, and recipient of a range of honorary degrees and awards • Subject matter expert in the field of “cognition and war” to the Pentagon’s Joint Command. • Published widely and appeared on numerous documentaries, radio, and TV shows.	• 40+ years experience in Biopharma, Medical Product Development and Regulatory Affairs • Prior experience includes Allergan, BD, and Evolus • Responsible for US and International regulatory approvals for pharmaceuticals, biologic (including BOTOX® at Allergan) • Responsible for US and International regulatory approvals for Jeuveau® at Evolus • Management team member for numerous medical product companies with successful IPOs

AEON BIOPHARMA

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Overview of Priveterra Sponsor Team

PRIVETERRA
ACQUISITION CORP.
(NASDAQ: PMGMU)

- Fundamental approach to proprietary investment thesis driven by innovation, transparency, long-term relationships and shareholder values
- Strong track record in Life Sciences over the past two decades … building, operating and monetizing investments
- Significant M&A experience acquiring and integrating companies at attractive valuations
- History of successfully commercializing new products and technologies
- Bob Palmisano to remain on the go-forward Board post De-SPAC

80	26	16	5
~$83B	~$16B	~$9B	~$10B
Total M&A Executed	Total IPOs Executed	Tuck-ins / Integrations Completed	Successful Exits



Robert Palmisano

40+ years of unique and diverse experience in the life sciences industry including former President and CEO of Wright Medical Group, ev3, Intralase Corp, MacroChem Corp and Summit Technology



Vikram Malik

30+ years of experience in finance as former Vice Chairman of Investment Banking at Deutsche Bank and Global Co-Head of MedTech at Bank of America Merrill Lynch



Oleg Grodnensky

PRIVETERRA

24+ years of working in finance, strategic advisory, investing, operational and company-building experience across the life sciences industry

AEON BIOPHARMA

46

47 Development Timeline Includes Multiple Clinical Near - Term Milestones Chronic Migraine Episodic Migraine Indication Current Phase ABP - 450 Cervical Dystonia Phase 2 Phase 2 Phase 2* 2020 2H 1H 2021 2H 1H 2022 2H 1H 2023 2H 1H 1 2 3 1 1) IND accepted Oct 2020 2) First patient treated Mar 2021 3) Completed episodic enrollment Q4 2022 4) Anticipate P2 top line episodic data 2H 2023 1 1 2 3 4 2 3 4 1) IND accepted Oct 2020 2) First patient treated Mar 2021 3) Anticipate P2 top line chronic data 2024 1) IND accepted Sep 2020 2) First patient treated Apr 2021; last patient last visit Jul 2022 3) P2 data reported Sep 2022 4) Anticipate P3 initiation in 2024 Expected Cost $25M t o $35M $1M to $5M Contemplated transaction will provide cash through clinical milestones into 2024 2024 2H 1H Chronic (>15 headache days AND >8 migraine days / month) Episodic (<15 headache days AND 6 - 14 migraine days / month) Asterisk indicates phase is complete

Thank you